                                                                  EXHIBIT 10.67






                              SECTION 351 AGREEMENT

                                      AMONG

                                 KNOLOGY, INC.,

                                INTERCALL, INC.,

                         VALLEY TELEPHONE COMPANY, INC.,

                       AND GLOBE TELECOMMUNICATIONS, INC.



                          Dated as of November 1, 1999

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----

PRELIMINARY STATEMENT..............................................................1
---------------------

STATEMENT OF AGREEMENT.............................................................2
----------------------

1.      DEFINITIONS................................................................2
        -----------

2.      THE COMPANY TRANSFER.......................................................4
        --------------------

        2.1         Transfer of Equity Interests and KNOLOGY Holdings Note.........4
                    ------------------------------------------------------

        2.2         Method of Transfer.............................................4
                    ------------------

        2.3         Issuance of Stock..............................................5
                    -----------------

3.      THE GLOBE TRANSFER.........................................................5
        ------------------

        3.1         Transfer of ITC Globe Shares...................................5
                    ----------------------------

        3.2         Method of Transfer.............................................5
                    ------------------

4.      THE VALLEY TRANSFER........................................................5
        -------------------

        4.1         Transfer of KNOLOGY Holdings Shares............................5
                    -----------------------------------

        4.2         Method of Transfer.............................................5
                    ------------------

5.      CLOSING....................................................................5
        -------

        5.1         Closing Date...................................................5
                    ------------

        5.2         Transactions at Closing........................................6
                    -----------------------

        5.3         Documentation..................................................7
                    -------------

        5.4         Transactions Subsequent to the Closing.........................7
                    --------------------------------------

                    5.4.1       Books and Records..................................7
                                -----------------

                    5.4.2       Miscellaneous......................................7
                                -------------

        5.5         Other Actions..................................................7
                    -------------

6.      REPRESENTATIONS AND WARRANTIES BY INTERCALL................................7
        -------------------------------------------

        6.1         Organization and Good Standing of InterCall....................7
                    -------------------------------------------

        6.2         Authority of InterCall.........................................8
                    ----------------------

        6.3         Consents.......................................................8
                    --------

        6.4         Litigation.....................................................8
                    ----------

        6.5         Equity Interests, ClearSource Stock, ClearSource
                    ------------------------------------------------
                    Subscription Funds and KNOLOGY Holdings Note...................8
                    --------------------------------------------

        6.6         Accredited Investor Status.....................................9
                    --------------------------

        6.7         Representations and Warranties at the Closing..................9
                    ---------------------------------------------

7.      REPRESENTATIONS AND WARRANTIES BY THE COMPANY..............................9
        ---------------------------------------------

        7.1         Organization and Good Standing of the Company..................9
                    ---------------------------------------------

        7.2         Authority of the Company.......................................9
                    ------------------------

        7.3         Consents.......................................................10
                    --------

        7.4         Litigation.....................................................10
                    ----------

        7.5         Capitalization.................................................10
                    --------------

        7.6         Accredited Investor Status.....................................10
                    --------------------------

        7.7         Representations and Warranties at the Closing..................10
                    ---------------------------------------------

8.      REPRESENTATIONS AND WARRANTIES BY VALLEY AND GLOBE TELECOM.................10
        ----------------------------------------------------------

        8.1         Organization and Good Standing of Valley and Globe Telecom.....11
                    ----------------------------------------------------------

        8.2         Authority of Valley and Globe Telecom..........................11
                    -------------------------------------

        8.3         Consents.......................................................11
                    --------

        8.4         Litigation.....................................................11
                    ----------

        8.6         Representations and Warranties at the Closing..................12
                    ---------------------------------------------

9.      CONDITIONS PRECEDENT TO THE CLOSING OBLIGATIONS OF ALL PARTIES.............12
        --------------------------------------------------------------

        9.1         Representations and Warranties.................................12
                    ------------------------------

        9.2         Performance of this Agreement..................................12
                    -----------------------------

        9.3         Litigation Affecting Closing...................................12
                    ----------------------------

        9.4         Approval and Consents..........................................12
                    ---------------------

        9.5         Stock Authorizations...........................................12
                    --------------------

        9.6         Good Faith.....................................................13
                    ----------

10.     COST AND EXPENSES..........................................................13
        -----------------

11.     CONDUCT OF THE PARTIES PENDING THE CLOSING.................................13
        ------------------------------------------

        11.1.       Corporate Documents............................................13
                    -------------------

        11.2        Capitalization, etc............................................13
                    -------------------

        11.3        Conduct of Business............................................13
                    -------------------

        11.4        Merger, etc....................................................13
                    -----------

        11.5        Equity Interests...............................................13
                    ----------------

12.     SURVIVAL...................................................................13
        --------

13.     MISCELLANEOUS..............................................................14
        -------------

        13.1        Entire Agreement...............................................14
                    ----------------

        13.2        No Waiver......................................................14
                    ---------

        13.3        Amendment......................................................14
                    ---------

        13.4        Notices........................................................14
                    -------

        13.5        Severability of Provisions.....................................15
                    --------------------------

        13.6        Successors and Assigns.........................................15
                    ----------------------

        13.7        Counterparts...................................................15
                    ------------

        13.8        Governing Law..................................................16
                    -------------

        13.9        Further Instruments and Acts...................................16
                    ----------------------------

        13.10       Assignment.....................................................16
                    ----------

        13.11       Enforcement....................................................16
                    -----------

        13.12       Termination....................................................16
                    -----------

                              SECTION 351 AGREEMENT


       THIS SECTION 351 AGREEMENT (THIS "AGREEMENT") is made as of November 1, 1999, by and among KNOLOGY, Inc., a Delaware corporation (THE "Company"); InterCall, Inc., a Delaware corporation ("INTERCALL"); Valley Telephone Company, Inc., an Alabama corporation ("VALLEY"); and Globe Telecommunications, Inc., a Georgia corporation ("GLOBE TELECOM").

                              PRELIMINARY STATEMENT

       This Agreement is made and entered into under the following circumstances:

       A. InterCall, a wholly-owned subsidiary of ITC Holding Company, Inc., a Delaware corporation ("ITC"), is engaged in the business of providing conference calling services to businesses on both a national and international basis, and currently provides a portion of its international conference calling services through a wholly-owned subsidiary. InterCall is the sole stockholder of each of the Company, Valley, Globe Telecom, Interstate Telephone Company, Inc., a Georgia corporation ("INTERSTATE"), and ITC Globe, Inc., a Delaware corporation ("ITC GLOBE"), and owns approximately 85% of the outstanding shares of capital stock of KNOLOGY Holdings, Inc., a Delaware corporation ("KNOLOGY HOLDINGS").

       B. Interstate is engaged in the business of providing local telephone service in western Georgia and a small part of eastern Alabama. Valley is engaged in the business of providing local telephone service in eastern Alabama. Globe Telecom is engaged in the business of providing non-regulated services to customers of Valley and Interstate, and offers Competitive Local Exchange Company (CLEC) data and long-distance telephone services to business and residences in certain areas of Georgia. ITC Globe is engaged in the business of constructing and operating a broadband services network that provides Internet access and analog and digital cable television service to customers in the geographic areas now served by Interstate and Valley.

       C. KNOLOGY Holdings is engaged in the business of providing broadband services, including cable television, telephony and Internet access, to customers in Alabama, Florida, Georgia and South Carolina through various subsidiaries, over new and upgraded fiber and coaxial cable networks.

       D. The parties desire to have the Company become a holding company with respect to Valley, Interstate, Globe Telecom, ITC Globe and KNOLOGY Holdings and KNOLOGY Holdings' subsidiaries by having (i) InterCall transfer its equity ownership interests in each of Interstate, Valley, Globe Telecom, ITC Globe and KNOLOGY Holdings (together, the "EQUITY INTERESTS") to the Company,
(ii) the Company transfer its equity ownership interest in ITC Globe to Globe Telecom, and (iii) the Company transfer its equity ownership interest in KNOLOGY Holdings to Valley, all pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "CODE").

       E. The parties wish the Company to acquire the Equity Interests as set forth above, plus (i) 222,832 shares of Series A Preferred Stock and 50,000 shares of Series B Preferred Stock in ClearSource, Inc. (the "CLEARSOURCE STOCK"), (ii) $5,663,000 in cash, to be used to make subscription payments to ClearSource (the "CLEARSOURCE SUBSCRIPTION FUNDS") and (iii) a note of KNOLOGY Holdings in the principal amount of up to $13 million, plus accrued interest (the "KNOLOGY HOLDINGS NOTE"). The Company has offered to issue 43,918,649 shares of Series A Preferred Stock of the Company in exchange for the transfer by InterCall to the Company of the Equity Interests, the ClearSource Stock, the ClearSource Subscription Funds and the KNOLOGY Holdings Note (the "COMPANY TRANSFER").

       F. Following the completion of the Company Transfer (i) the Company proposes to transfer to Valley, as a capital contribution, the equity ownership interests in KNOLOGY Holdings, the ClearSource Stock and the ClearSource Subscription Funds then held by the Company (the "VALLEY Transfer"), and (ii) the Company proposes to transfer to Globe Telecom, as a capital contribution, the equity ownership interests in ITC Globe then held by the Company (the "GLOBE TRANSFER"). The Company Transfer, the Valley Transfer and the Globe Transfer are sometimes referred to herein collectively as the "CORPORATE TRANSFERS."

       NOW THEREFORE, intending to be legally bound, and in consideration of these premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                             STATEMENT OF AGREEMENT

       1. Definitions. The following terms used in this Agreement shall have the following meanings ascribed to them:

              "Agreement" shall mean this Section 351 Agreement in its entirety, together with all documents incorporated herein by reference.

              "ClearSource" shall mean ClearSource, Inc., a Delaware corporation.

              "ClearSource Stock" shall mean the 222,832 shares of Series A Preferred Stock and 50,000 shares of Series B Preferred Stock of ClearSource held by InterCall as of the date hereof.

              "ClearSource Subscription Funds" shall mean $5,663,000 in cash held by InterCall as of the date hereof and to be contributed to the Company to be used to make subscription payments to ClearSource.

              "Closing" shall have the meaning assigned to such term in Section 6 hereto.

              "Code" shall mean the Internal Revenue Code of 1986, as amended.

              "Common Stock" shall mean the Company's Common Stock, $.01 par value.

              "Company" shall mean KNOLOGY, Inc., a Delaware corporation.

              "Company Transfer" shall mean the transfer by InterCall of the Equity Interests, the ClearSource Stock, the ClearSource Subscription Funds and the Knology Holdings Note to the Company, in exchange for the issuance of the Series A Preferred Stock by the Company to InterCall, as described in Section 2.

              "Corporate Transfers" shall mean, collectively, the Company Transfer, the Globe Transfer and the Valley Transfer.

              "Equity Interests" shall mean the equity ownership interests held by InterCall in each of Interstate, Valley, Globe Telecom, ITC Globe and KNOLOGY Holdings as of the date of this Agreement.

              "Globe Telecom" shall mean Globe Telecommunications, Inc., a Georgia corporation.

              "Globe Transfer" shall mean the transfer by the Company of its equity ownership interest in ITC Globe to Globe Telecom, as described in Section 3 hereto.

              "InterCall" shall mean InterCall, Inc., a Delaware corporation.

              "Interstate" shall mean Interstate Telephone Company, Inc., a Georgia corporation.

              "ITC" shall mean ITC Holding Company, Inc., a Delaware corporation.

              "ITC Globe" shall mean ITC Globe, Inc., a Delaware corporation.

              "ITC Globe Shares" shall mean all of the issued and outstanding shares of ITC Globe, Inc.

              "KNOLOGY Holdings" shall mean KNOLOGY Holdings, Inc., a Delaware corporation.

              "KNOLOGY Holdings Note" shall mean the Promissory Note dated October 27, 1999 of KNOLOGY Holdings in the principal amount of up to $13 million plus accrued interest.

              "KNOLOGY Holdings Shares" shall mean the 42,565 shares of preferred stock of KNOLOGY Holdings, Inc. held by InterCall, Inc. as of the date of this Agreement.

              "Parties" shall mean collectively the Company, InterCall, Valley and Globe Telecom, and "Party" shall mean any one of them.

              "Series A Preferred Stock" shall mean the Company's Series A Preferred Stock, $.01 par value.

              "Valley" shall mean Valley Telephone Company, Inc., an Alabama corporation.

              "Valley Transfer" shall mean the transfer by the Company of its equity ownership interests in KNOLOGY Holdings, the ClearSource Stock and the ClearSource Subscription Funds to Valley, as described in Section 4 hereto.

       2.     The Company Transfer.

              2.1 Transfer of Equity Interests, the ClearSource Stock, ClearSource Subscription Funds and KNOLOGY Holdings Note. At the Closing, in exchange for the issuance of the Series A Preferred Stock provided in Section 2.3, InterCall shall transfer, or cause to be transferred, to the Company, and the Company shall acquire and accept from InterCall, all of the Equity Interests, the ClearSource Stock, the ClearSource Subscription Funds and the KNOLOGY Holdings Note, free and clear of liens and encumbrances. All of the shares representing the Equity Interests shall be duly authorized, validly issued, fully-paid and non-assessable. The ClearSource Stock and the Knology Holdings Note shall be free and clear of liens and encumbrances.

              2.2 Method of Transfer. The transfer of the Equity Interests, the ClearSource Stock, the ClearSource Subscription Funds and the KNOLOGY Holdings Note to the Company will be evidenced by appropriate stock certificates and stock powers, assignments and other instruments (in recordable form as required) executed and delivered by InterCall to the Company at the Closing, as set forth in this Agreement.

              2.3 Issuance of Stock. At the Closing, in exchange for the transfer of the Equity Interests, the ClearSource Stock, the ClearSource Subscription Funds and the KNOLOGY Holdings Note provided in Section 2.1, the Company shall issue to InterCall 43,918,649 shares of Series A Preferred Stock. The shares of Series A Preferred Stock to be so issued shall be represented by stock certificates, the denominations of which shall be designated by InterCall, shall be duly authorized, validly issued, fully-paid and non-assessable and shall contain such restrictive legends as the Company reasonably determines are necessary for compliance with applicable securities laws.

       3.     The Globe Transfer.

              3.1 Transfer of ITC Globe Shares. Immediately following the Company Transfer described in Section 2 above, as a capital contribution to Globe Telecom, the Company shall transfer, or cause to be transferred, to Globe Telecom, and Globe Telecom shall acquire and accept from the Company, the ITC Globe Shares, free and clear of liens and encumbrances. All of the ITC Globe Shares shall be duly authorized, validly issued, fully-paid and non-assessable.

              3.2 Method of Transfer. The transfer of the ITC Globe Shares to Globe Telecom will be evidenced by appropriate stock certificates and stock powers, assignments and other instruments (in recordable form as required) executed and delivered by the Company to Globe Telecom at the Closing, as set forth in this Agreement.

       4.     The Valley Transfer.

              4.1 Transfer of KNOLOGY Holdings Shares. Immediately following the Company Transfer described in Section 2 above, as a capital contribution to Valley, the Company shall transfer, or cause to be transferred, to Valley, and Valley shall acquire and accept from the Company, the KNOLOGY Holdings Shares, the ClearSource Stock and ClearSource Subscription Funds, free and clear of liens and encumbrances. All of the KNOLOGY Holdings Shares shall be duly authorized, validly issued, fully-paid and non-assessable. The ClearSource Stock shall be free and clear of liens and encumbrances.

              4.2 Method of Transfer. The transfer of the KNOLOGY Holdings Shares and the ClearSource Stock to Valley will be evidenced by appropriate stock certificates and stock powers, assignments and other instruments (in recordable form as required) executed and delivered by the Company to Valley at the Closing, as set forth in this Agreement.

       5.     Closing.

              5.1 Closing Date. The closing and consummation of the Company Transfer and related transactions provided for herein shall occur and become effective as soon as practicable, and shall occur simultaneously with transfers by other holders of shares of capital stock and other ownership interests of KNOLOGY Holdings to the Company, all pursuant to Section 351 of the Code, upon the receipt of all necessary approvals and following the execution of this Agreement, and the closing and consummation of each of the Globe Transfer and the Valley Transfer and related transactions provided for herein shall occur and become effective immediately thereafter (such closings being referred to herein collectively as the "CLOSING"); provided, however, that the Closing shall not occur prior to satisfaction of the conditions precedent set forth in Section 9 (or in the case of any unsatisfied conditions precedent, the waiver thereof by the Party entitled to the benefit thereof). The date, time and place of the Closing may be modified as mutually agreed by the Parties. In the event the Closing is changed to a different time or date, all references in this Agreement to the Closing shall be deemed to refer to the time and date agreed upon by the Parties, in the manner set forth herein.

              5.2 Transactions at Closing. At the Closing, the Company Transfer, the Globe Transfer, the Valley Transfer and related transactions provided for herein shall be closed and consummated as follows:

                     5.2.1 InterCall shall deliver to the Company stock certificates and stock powers, assignments, officer certificates, consents, and other documents, agreements, and instruments in form and substance required by this Agreement for the Company Transfer. The Company shall deliver to InterCall the stock certificates, officer certificates, consents, and other documents, agreements, and instruments in form and substance required by this Agreement for the Company Transfer.

                     5.2.2 The Company shall deliver to Globe Telecom the stock certificates and stock powers, assignments, officer certificates, consents and other documents, agreements, and instruments in form and substance required by this Agreement for the Globe Transfer. Globe Telecom shall deliver to the Company the stock certificates, officer certificates, and other documents, agreements, and instruments in form and substance required by this Agreement for the Globe Transfer.

                     5.2.3 The Company shall deliver to Valley the stock certificates and stock powers, assignments, officer certificates, consents and other documents, agreements, and instruments in form and substance required by this Agreement for the Valley Transfer. Valley shall deliver to the Company the stock certificates, officer certificates, and other documents, agreements, and instruments in form and substance required by this Agreement for the Valley Transfer.

                     5.2.4 The Parties shall deliver any other consents, amendments, or other documentation, if any is required, from any third party necessary to permit completion of the Corporate Transfers and related transactions provided for herein as contemplated in this Agreement.

                     5.2.5 The Parties shall execute and deliver to each other a certificate setting forth the effective time and date of the completion of the Closing.

                     5.2.6 The Parties will take such other actions at the Closing as are contemplated by this Agreement.

              5.3 Documentation. All the Closing documentation shall be in customary form (except as otherwise provided herein) for transactions of this nature and magnitude, shall be in recordable form as necessary, and shall be duly executed, lawful, and effective as of the time of delivery at the Closing.

              5.4    Transactions Subsequent to the Closing.

                     5.4.1 Books and Records. Since the Parties hereto may need to have access to the books, records, and documents held by other Parties after the Closing, each Party agrees that it shall maintain (in accordance with such Party's normal procedures for its own books and records) for at least three (3) years after the Closing (or for such longer period as may be required by applicable law) the respective books, records, and documents of each Party hereunder as they relate to the Equity Interests. During said period, representatives of each Party shall be permitted to inspect and make copies of the books, records and documents of each other Party during normal business hours and upon reasonable notice for purposes related to such Party's ownership of all or any portion of the Equity Interests or for any other appropriate purpose.

                     5.4.2 Miscellaneous. The Parties shall take such other actions and comply with other obligations as are required after the Closing under this Agreement or under documents ancillary hereto.

              5.5 Other Actions. The Parties agree that they will at any time and from time to time do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged, and delivered, all such further acts, deeds, assignments, transfers, conveyances, documents, instruments, and assurances as may be reasonably required by any other Party in order to carry out fully and to effectuate the transactions herein contemplated under, and in accordance with, the provisions of this Agreement.

       6. Representations and Warranties by InterCall. InterCall hereby represents, warrants, and covenants as follows:

              6.1 Organization and Good Standing of InterCall. InterCall is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to carry on its business and to own and operate its properties and assets as presently owned and operated.

              6.2 Authority of InterCall. InterCall has taken all corporate action necessary to approve and authorize the execution of this Agreement, and to consummate the transactions contemplated hereby. The representatives of InterCall signing this Agreement have full power and authority to execute this Agreement in the indicated capacity and to consummate on behalf of InterCall the transactions contemplated hereby. When executed and delivered, this Agreement shall constitute a valid and binding obligation of InterCall, enforceable in accordance with its terms and conditions, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally and by principles of equity. Neither the execution and the delivery of this Agreement, nor the consummation by InterCall of the transactions contemplated hereby, nor the compliance with any of the terms and conditions hereof: (a) will conflict with or result in the breach by InterCall of any of the terms, conditions, or provisions of (i) InterCall's certificate of incorporation or bylaws, or (ii) any material indenture, mortgage, deed of trust, permit, lease, decree, order, judgment, law or other contract, agreement or instrument to which InterCall is a party or by which it is bound; or (b) will constitute an uncured default or event of acceleration of any such indenture, mortgage, deed of trust, permit, lease, decree, order, judgment, law or other contract, agreement or instrument.

              6.3 Consents. Any material consent of any third party that is required to be obtained by InterCall in connection with its participation in the Corporate Transfers and related transactions provided for herein, including without limitation approval of KNOLOGY Holdings to the assignment of the KNOLOGY Holdings Note, either has been, or will be, obtained by InterCall as of the Closing unless waived by each of the other Parties to this Agreement.

              6.4 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best of InterCall's knowledge, threatened that question the validity of this Agreement or any transaction contemplated hereby, which if adversely determined would have a material adverse effect upon the ability of InterCall to enter into this Agreement or perform its obligations hereunder.

              6.5 Equity Interests, ClearSource Stock, ClearSource Subscription Funds and KNOLOGY Holdings Note. InterCall is, and at the Closing shall be, the owner of the Equity Interests and the ClearSource Stock, and the holder of the ClearSource Subscription Funds and the KNOLOGY Holdings Note. InterCall has, and at the Closing shall have, good and marketable title thereto and the absolute right to assign, convey, transfer, exchange, and deliver the same to the Company, free and clear of any liens or encumbrances, as required hereunder.

              6.6 Accredited Investor Status. InterCall is, and at the Closing Date will be, an "accredited investor" (as such term is defined in Rule 501 promulgated under the Securities Act of 1933). InterCall, either alone or in conjunction with a representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of an investment in the Series A Preferred Stock. InterCall hereby acknowledges that such stock will be subject to resale by it only pursuant to registration or exemption under applicable federal and state securities laws, including without limitation SEC Rule 144 (when applicable).

              6.7 Representations and Warranties at the Closing. Except as expressly otherwise permitted in this Agreement, the representations and warranties of InterCall set forth in this Agreement shall be true at the Closing as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, at the Closing, they shall be true as at the earlier date referenced.

       7. Representations and Warranties by the Company. The Company hereby represents, warrants, and covenants as follows:

              7.1 Organization and Good Standing of the Company. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated.

              7.2 Authority of the Company. The Company has taken all corporate action necessary to approve and authorize the execution of this Agreement, and to consummate on behalf of the Company the transactions contemplated hereby. The representatives of the Company signing this Agreement have full power and authority to execute this Agreement in the indicated capacity and to consummate on behalf of the Company the transactions contemplated hereby. When executed and delivered, this Agreement shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally and by principles of equity. Neither the execution and the delivery of this Agreement, nor the consummation by the Company of the transactions contemplated hereby, nor the compliance with any of the terms and conditions hereof: (a) will conflict with or result in the breach by the Company of any of the terms, conditions or provisions of (i) the Company's certificate of incorporation or bylaws, or (ii) any material indenture, mortgage, deed of trust, permit, lease, decree, order, judgment, law, or other contract, agreement or instrument to which the Company is a party, or by which it is bound; or (b) will constitute an uncured default or event of acceleration of any such indenture, mortgage, deed of trust, permit, lease, decree, order, judgment, law or other contract, agreement or instrument.

              7.3 Consents. Any material consent of any third party that is required to be obtained by the Company in connection with its participation in the Corporate Transfers and related transactions provided for herein, either has been, or will be, obtained by the Company as of the Closing unless waived by each of the other Parties to this Agreement.

              7.4 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best of the Company's knowledge, threatened, that question the validity of this Agreement or any transaction contemplated hereby, which if adversely determined would have a material adverse effect upon the ability of the Company to enter into this Agreement or perform its obligations hereunder.

              7.5 Capitalization. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 175,000,000 shares of preferred stock, of which 75,000,000 shares have been designated as Series A Preferred Stock and 50,000,000 shares have been designated as Series B Preferred Stock. As of the date of this Agreement, 100 shares of Common Stock are issued and outstanding and owned by InterCall, and no shares of preferred stock have been issued or are outstanding. Except for the issuance of 43,918,649 shares of Series A Preferred Stock in connection with the Corporate Transfers, the Company will not change its authorized capital stock or issue any additional shares thereof prior to the Closing.

              7.6 Accredited Investor Status. The Company is, and at the Closing Date will be, an "accredited investor" (as such term is defined in Rule 501 promulgated under the Securities Act of 1933). The Company, either alone or in conjunction with a representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of an investment in the common stock of each of Valley and Globe Telecom. The Company hereby acknowledges that such stock will be subject to resale by it only pursuant to registration or exemption under applicable federal and state securities laws, including without limitation SEC Rule 144 (when applicable).

              7.7 Representations and Warranties at the Closing. Except as otherwise expressly permitted in this Agreement, the representations and warranties of the Company set forth in this Agreement shall be true at the Closing as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, at the Closing, they shall be true as at the earlier date referenced.

       8. Representations and Warranties by Valley and Globe Telecom. Each of Valley and Globe Telecom hereby represents, warrants, and covenants as follows:

              8.1 Organization and Good Standing of Valley and Globe Telecom. Valley is a corporation duly organized, validly existing, and in good standing under the laws of the State of Alabama, and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated. Globe Telecom is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia, and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated.

              8.2 Authority of Valley and Globe Telecom. Each of Valley and Globe Telecom has taken all corporate action necessary to approve and authorize the execution of this Agreement, and to consummate on behalf of Valley and Globe Telecom the transactions contemplated hereby. Each of the representatives of Valley and Globe Telecom signing this Agreement have full power and authority to execute this Agreement in the indicated capacity and to consummate on behalf of Valley and Globe Telecom the transactions contemplated hereby. When executed and delivered, this Agreement shall constitute a valid and binding obligation of each of Valley and Globe Telecom, enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally and by principles of equity. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor Valley's or Globe Telecom's compliance with any of the terms and conditions hereof: (a) will conflict with or result in the breach by Valley or Globe Telecom of any of the terms, conditions or provisions of (i) the certificate of incorporation or bylaws of Valley or Globe Telecom, or (ii) any material indenture, mortgage, deed of trust, permit, lease, decree, order, judgment, law, or other contract, agreement or instrument to which Valley or Globe Telecom is a party, or by which it is bound; or (b) will constitute an uncured default or event of acceleration of any such indenture, mortgage, deed of trust, permit, lease, decree, order, judgment, law or other contract, agreement or instrument.

              8.3 Consents. Any material consent of any third party that is required to be obtained by Valley or Globe Telecom in connection with its respective participation in the Corporate Transfers and related transactions provided for herein, either has been, or will be, obtained by the applicable Party as of the Closing unless waived by each of the other Parties to this Agreement.

              8.4 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best of Valley's or Globe Telecom's knowledge, threatened, that question the validity of this Agreement or any transaction contemplated hereby, which if adversely determined would have a material adverse effect upon the ability of Valley or Globe Telecom to enter into this Agreement or perform its respective obligations hereunder.

              8.5 Representations and Warranties at the Closing. Except as otherwise expressly permitted in this Agreement, the representations and warranties of each of Valley and Globe Telecom set forth in this Agreement shall be true at the Closing as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, at the Closing, they shall be true as at the earlier date referenced.

       9. Conditions Precedent to the Closing Obligations of All Parties. The obligations of each of the Parties under this Agreement to consummate the transactions contemplated by this Agreement are subject to fulfillment or waiver by such Parties at or prior to the Closing of each of the following conditions:

              9.1 Representations and Warranties. The representations and warranties of each of the other Parties contained in this Agreement shall be true and correct in all material respects.

              9.2 Performance of this Agreement. All other Parties shall have performed and complied in all material respects with all covenants, conditions, and agreements required by this Agreement to be performed or complied with by them prior to or at the Closing.

              9.3 Litigation Affecting Closing. On the Closing Date, no preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States or by any United States federal or state government or regulatory authority which restrains, enjoins or otherwise prohibits the Closing shall be in effect, nor shall any proceeding for such purpose be pending or threatened by any government entity or other person or entity, and no statute, rule, regulation or executive order shall have been promulgated or enacted by any United States federal or state governmental authority which makes unlawful or otherwise prohibits the consummation of the Closing.

              9.4 Approval and Consents. All approvals, consents, licenses, permits or authorizations of all persons, corporations, governmental authorities and other entities required to consummate the transactions contemplated by this Agreement, or necessary so that the consummation of such transactions will not result in a breach of any material contract or agreement to which one or more of the Parties is bound, shall have been obtained, and any required waiting and notice periods shall have elapsed, other than ordinary course or routine consents, approvals or authorizations, the failure of which to be obtained will not materially adversely affect the rights of the Parties hereunder or the business, operations or financial condition of any Party following the Closing.

              9.5 Stock Authorizations. The Company shall have taken all corporate actions and proceedings necessary for the issuance to InterCall of the appropriate number of shares of Common Stock and Series A Preferred Stock in connection with the Company Transfer. Each of Valley and Globe Telecom shall have taken all corporate actions and proceedings necessary for the Valley Transfer and the Globe Transfer.

              9.6    Good Faith. In order for any condition precedent in this
Section 9, the accomplishment of which is within the control of a Party, to be effective for the benefit of such Party, such Party shall have exercised its good faith best efforts toward the accomplishing of same.

       10. Cost and Expenses. Each Party shall pay its own expenses incident to the preparation and implementation of this Agreement and the expenses and fees involved in the preparation and delivery of all documents required to be delivered by or on behalf of such Party hereunder, whether or not the transactions contemplated hereby are consummated. In the event litigation is commenced to enforce any rights under this Agreement or to pursue any other remedy available to any party, all legal expenses or other direct costs of litigation of the prevailing Party shall be paid by the non-prevailing Party.

       11. Conduct of the Parties Pending the Closing. Each of the Parties covenants and agrees that, except with the consent of the other parties hereto, from the date hereof until the completion of the Closing:

              11.1. Corporate Documents. No modification or amendment will be made to such Party's certificate of incorporation or bylaws.

              11.2 Capitalization, etc. Such Party will not make any change to its authorized or issued capital stock, declare or pay any dividends outside the ordinary course of business or inconsistent with past practice, redeem, purchase or otherwise acquire any of its capital stock, or issue any additional shares of capital stock.

              11.3 Conduct of Business. Such Party will use its best efforts to maintain and preserve its business organization, employee relationships, customer relationships, vendor relationships, and goodwill.

              11.4 Merger, etc. Except as contemplated in connection with the Corporate Transfers and related transactions provided for herein, the Parties will not merge or consolidate with any other business organization, sell or lease all or substantially all of its assets or agree to do any of the foregoing.

              11.5 Equity Interests. No Party shall sell, assign, transfer, convey, give, pledge, hypothecate or otherwise alienate or encumber any of the Equity Interests or any right, title or interest therein.

       12. Survival. It is the express intention and agreement of the parties hereto that the representations and warranties set forth in this Agreement shall survive the Closing, for a period equal to one (1) year from the date hereof and shall expire and be terminated and extinguished forever at such time, except with respect to claims asserted in good faith pursuant hereto by written notice to the other Parties at any time within one (1) year following the date hereof. Any written claim made hereunder must be in writing, must be given within one
(1) year from the date hereof and must set forth the nature and details of the claim with specificity in order to constitute a valid notice pursuant to the preceding sentence.

       13.    Miscellaneous.

              13.1 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Parties hereto as to the matters herein addressed and supersedes any and all other prior agreements and understandings relating to the subject matter hereof.

              13.2 No Waiver. No failure to exercise, and no delay in exercising, any right, power or remedy hereunder or under any document delivered pursuant hereto shall impair any right, power or remedy which the Parties hereto may have, nor shall any such delay be construed to be a waiver of any of such rights, powers or remedies, or an acquiescence in any breach or default under this Agreement, nor shall any waiver of any breach or default of any Party hereunder be deemed a waiver of any default or breach subsequently occurring.

              13.3 Amendment. No provision of this Agreement or any document or instrument relating to the Agreement may be amended, modified, supplemented, changed, waived, discharged, or terminated, unless all Parties consent thereto in writing.

              13.4 Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any Party to any other Party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, overnight or express mail, addressed as follows:

              (i)    If to the Company:

                        KNOLOGY, Inc.
                        1241 O.G. Skinner Drive
                        West Point, GA  31833
                        Attn.:  President

              (ii)   If to InterCall:

                        c/o ITC Holding
                        1239 O.G. Skinner Drive
                        West Point, GA  31833
                        Attn.:  President

              (iii)  If to Valley:

                        c/o ITC Holding
                        1239 O.G. Skinner Drive
                        West Point, GA  31833
                        Attn.:  President

              (iv)   If to Globe Telecom:

                        c/o ITC Holding
                        1239 O.G. Skinner Drive
                        West Point, GA  31833
                        Attn.:  President


Each Party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

              13.5 Severability of Provisions. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

              13.6 Successors and Assigns. This Agreement shall be binding upon the Parties, and their respective successors and assigns, and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement is for the benefit of the Parties only and is not for the benefit of any third parties.

              13.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any Party hereto may execute this Agreement by signing any such counterpart. The authorized attachment of counterpart signature pages shall constitute execution by the Parties.

              13.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the choice-of-law rules thereof).

              13.9 Further Instruments and Acts. From time to time at a Party's request, whether at or after the Closing and without further consideration, the other Parties shall execute and deliver such further instruments of conveyance, transfer, assignment, and exchange and take such other action as the requesting Party reasonably may require to more effectively convey and transfer to the requesting Party the properties to be conveyed, transferred, assigned, and exchanged hereunder, and, if necessary, will assist the requesting Party in the collection or reduction to possession of such property.

              13.10 Assignment. The right and obligations arising under this Agreement are not assignable by any Party without the prior written consent of the other Parties hereto, which shall not be unreasonably withheld.

              13.11 Enforcement. Each Party agrees that a failure of such Party to perform his or its obligations at the Closing would cause irreparable injury to the other Parties, for which there is no adequate remedy at law. Therefore, each Party agrees that the other Parties shall have the right, in addition to all other rights and remedies at law or in equity, to obtain specific performance of, or injunctive relief respecting, this Agreement, and hereby consents and agrees that such Party shall not, in any proceeding to obtain specific performance or injunctive relief, raise as a defense thereto that there is an adequate remedy at law. In the event that any of the Parties initiates a proceeding to obtain specific performance or injunctive relief, that Party shall not be required to post bond.

              13.12 Termination. This Agreement, as to all Parties, may be terminated: (a) by mutual consent in writing of all the Parties to this Agreement; or (b) by any one or more of the Parties if the Closing shall not have taken place by April 30, 2000.

       IN WITNESS WHEREOF, the undersigned have executed this Section 351 Agreement under seal, with the corporate parties acting by and through their duly authorized officers, to be effective as of the date first above written.

                                  KNOLOGY, INC.

                                  By:    /s/   Chad Wachter
                                     -----------------------------------
                                  Title: Vice President, General Counsel
                                        --------------------------------
                                         and Secretary
                                        --------------------------------
                                                                  (Seal)


                                  INTERCALL, INC.

                                  By:    /s/   Kimberley  E. Thompson
                                     -----------------------------------
                                  Title: Vice President, General Counsel
                                        --------------------------------
                                         and Secretary
                                        --------------------------------
                                                                  (Seal)


                                  VALLEY TELEPHONE COMPANY, INC.

                                  By:    /s/   Chad Wachter
                                     -----------------------------------
                                  Title: Vice President, General Counsel
                                        --------------------------------
                                         and Secretary
                                        --------------------------------
                                                                  (Seal)


                                  GLOBE TELECOMMUNICATIONS, INC.

                                  By:    /s/   Chad Wachter
                                     -----------------------------------
                                  Title: Vice President, General Counsel
                                        --------------------------------
                                         and Secretary
                                        --------------------------------
                                                                  (Seal)